UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 29, 2007

Consolidated Natural Gas Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-03196 (Commission File Number)	54-1966737 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.  Other Events.

In accordance with Item 8.01, CNG reports that on May 29, 2007 the Company’s Board of Directors approved the merger of the Company into its parent, Dominion Resources, Inc. (“Dominion”). As more fully described in the attached Dominion press release dated May 31, 2007, the consummation of the merger is targeted for the second to third quarter of the year.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
99	Dominion Resources, Inc. press release dated May 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED NATURAL GAS COMPANY Registrant

/s/Patricia A. Wilkerson Patricia A. Wilkerson Vice President and Corporate Secretary

Date: June 1, 2007